SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K



                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

                             October 10, 1996



                        DELTA PETROLEUM CORPORATION
          (Exact name of registrant as specified in its charter)



   Colorado               0-16203               84-1060803
  (State of              Commission         (I.R.S. Employer
Incorporation)             File No.        Identification No.)



        Suite 3310
        555 17th Street
        Denver, Colorado                                  80202
   (Address of principal executive offices)            (Zip Code)

Registrant's telephone number,including area code: (303) 293-9133

ITEM 5.   OTHER EVENTS

          A. On September 27, 1996, the Registrant's board of directors appointed Jerrie F. Eckelberger as a director of the Company to fill the vacant position occupied by Don E. Mettler until his death on September 3, 1996 and to serve until the next meeting of the registrant's shareholders. Mr. Eckelberger was also appointed to serve on the compensation and audit committees and to serve as a member of the Incentive Plan Committee for the Delta Petroleum Corporation 1993 Incentive Plan. A brief biography of Mr. Eckelberger is attached hereto as Exhibit 99.1.

          B. On August 26, 1996, the Company entered into a letter agreement dated August 22, 1996 with Slawson Exploration Company, Inc. ("Slawson"), a copy of which (without exhibits thereto) is attached hereto as Exhibit 99.2 ("Agreement") . Under the Agreement the Company acquired a 12% interest in an agreement ("Sunset Agreement") between Slawson and Sunset Exploration Company, Inc., under which certain leasehold interests were acquired constituting the "Yolo Bypass Prospect" in Yolo County, California. The Company will participate in collecting and processing 3D seismic data and in the drilling of wells upon these leases under the terms of the Slawson and Sunset Agreements. The leases comprising the Yolo Bypass Prospect constitute approximately
18,000 acres.

          C. On October 10, 1996, the Company entered into a letter agreement dated January 12, 1994 and amended by letter agreement of September 30, 1996 with Slawson Exploration Company, Inc. ("Slawson"), a copy of which, without exhibits thereto, is attached hereto as Exhibit 99.3. Under the agreement the Company acquired a 15% interest in an agreement ("Black Coral Agreement") between Slawson and Black Coral Limited Liability Company under which certain leasehold interests were acquired constituting the "West Orion Prospect" in Colusa County, California. The Company will participate in collecting and processing 3D seismic data and in the drilling of wells upon these leases under the terms of the Slawson and Black Coral agreements. The leases and proposed leases comprising the West Orion Prospect constitute approximately 10,000 acres.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          99.1  Biography of Jerrie F. Eckelberger, director.

          99.2  Letter agreement (without exhibits) with Slawson
                Exploration Company, Inc. dated August 22, 1996 for an interest in the Yolo Bypass prospect.

          99.3  Letter agreement (without exhibits) with Slawson
                Exploration Company, Inc. dated September 30,
                1996 for an interest in the West Orion prospect.


     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DELTA PETROLEUM CORPORATION
                                   (Registrant)


Date:  October 15, 1996         By:   s/Aleron H. Larson, Jr.
                                     Aleron H. Larson, Jr.
                                     Chairman/C.E.O.


                              INDEX TO EXHIBITS

(1)  Underwriting Agreement.  Not applicable.

(2)  Plan of Acquisition, Reorganization, Arrangement,
Liquidation or Succession.  Not applicable.

(3)  (i)  Articles of Incorporation. Not applicable.
     (ii) Bylaws. Not applicable.

(4) Instruments Defining the Rights of Security Holders, including Indentures. Not applicable.

(5)  Opinion: re: Legality.  Not applicable.

(6)  Opinion: Discount on Capital Shares.  Not applicable.

(7)  Opinion: re: Liquidation Preference. Not Applicable.

(8)  Opinion: re: Tax Matters.  Not Applicable.

(9)  Voting Trust Agreement.  Not Applicable.

(10) Material Contracts. Not Applicable.

(11) Statement re: Computation of Per Share Earnings.
      Not Applicable.

(12) Statement re: Computation of Ratios.  Not Applicable.

(13) Annual Report to Security Holders, etc. Not Applicable.

(14) Material Foreign Patents.  Not Applicable.

(15) Letter re: Unaudited Interim Financial Information.
     Not Applicable.

(16) Letter re: Change in Certifying Accountant.
     Not applicable.

(17) Letter re: Director Resignation.  Not applicable.

(18) Letter re: Change in Accounting Principles.  Not Applicable.

(19) Report Furnished to Security Holders.  Not Applicable.

(20) Other Documents or Statements to Security Holders.
     Not applicable.

(21) Subsidiaries of the Registrant.  Not Applicable.

(22) Published Report Regarding Matters Submitted to Vote of
Security Holders.  Not Applicable.

(23) Consents of Experts and Counsel.  Not applicable.

(24) Power of Attorney. Not applicable.

(25) Statement of Eligibility of Trustee.  Not Applicable.

(26) Invitations for Competitive Bids.  Not Applicable.

(27) Financial Data Schedule.  Not Applicable.

(99) Additional Exhibits.

     99.1  Biography of Jerrie F. Eckelberger, director.

     99.2  Letter agreement (without exhibits) with Slawson
           Exploration Company, Inc. dated August 22, 1996 for the interest in the Yolo Bypass prospect.

     99.3  Letter agreement (without exhibits) with Slawson
           Exploration Company, Inc. dated September 30, 1996 for the interest in the West Orion prospect.